                                MASTER AGREEMENT


         This Master Agreement ("Master Agreement") is entered into as of the 15th day of October, 1999

         By and between

         Liaoning Huahai Power Electronics Co. Ltd., a Chinese corporation located at No. B Villa Area Xinghai Road JETDA, Jinzhou, Liaoning, China (referred to as "LHPE"),

         And

         Advanced Power Technology, Inc., a Delaware corporation located at 405 S.W. Columbia Street, Bend, Oregon, USA (APT US) and its fully-owned subsidiary Advanced Power Technology Europe SA, a French corporation, located at Chemin de Magret, 33700 Merignac, France (APTE) (together referred to as "APT").

         WHEREAS, APT has been introduced to LHPE by Mr. Raymond Zhou from ZaSTECH, Inc.; and

         WHEREAS, meetings and discussions have taken place on March 12, 1999 and on July 15, 1999 at APT US, on August 26, 1999 at APT Europe, on August 29, 1999 in Paris, France, and on October 13 to 15, 1999 in Jinzhou, Liaoning Province, China; and

         WHEREAS, LHPE and APT have decided to enter into a strategic alliance. Pursuant to this strategic alliance the parties will cooperate on:

         1. Distribution of APT products,

         2. Licensing and Transfer of Technology for MOSFET, IGBT and FRED as well as ASPM's,

         3. Research and Development Programs; and

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                      1/11

         WHEREAS, LHPE and APT have decided to implement such cooperation in the form of a Joint Venture between LHPE and APT; and

         WHEREAS, LHPE and APT desire to set forth the elements of the strategic alliance in this Master Agreement; and

         WHEREAS, LHPE and APT acknowledge that this Master Agreement, which represents their mutual intent, together with the. specific contracts which will cover the various aspects of the strategic alliance, will become effective and legally binding upon the signature by a "representative of each party and the approval of the respective Boards of Directors; and

         WHEREAS, the defined terms in this Master Agreement will have the same meaning as defined in the Licensing and Technology Transfer Contract.

         NOW, THEREFORE the parties agree as follows:

         1. LHPE and APT will form a Joint Venture Company (JVC) to implement the various elements of the strategic alliance.

         2. The initial registered capital of JVC will be US$12,000,000, comprising:

         - A cash and asset investment by LHPE in an amount of US$9,000,000 for a 75% ownership in JVC,

         - A initial technology and asset investment by APT US $3,000,000 for a 25% ownership in JVC.

         3. Pursuant to the intent to cooperate APT will contribute to the JVC in the form of technology investment and technology transfer to produce MOSFET, IGBT and FRED, and ASPM products. APT will enter into a Licensing and Technology Transfer Contract with JVC. Elements of APT's technology investment and technology transfer Will be in accordance with Exhibits 1 to 4.

                                      2/11

         4. APT and JVC will enter into a Licensing and Technology Transfer Contract pursuant to which APT US will grant to JVC certain license rights permitting JVC on a nonexclusive basis to make, use and sell in the Pacific Rim Area excluding Japan, MOSFET, IGBT and FRED products incorporating Present APT Technology. Present APT Technology for MOSFET and IGBT is also referred to as Power MOS V and Power MOS VI.

         5. APT and JVC will enter into a Licensing and Technology Transfer Contract pursuant to which both parties will cooperate to transfer Present APT Technology to JVC wafer fabrication factory for production of MOSFET, IGBT and FRED products.

                  It is LHPE and APT's intention that the technology transfer will include training and practice in APT US factory for JVC engineers and that APT US engineers will be involved, as appropriate, in supporting the trial and pre-production MOSFET, IGBT and FRED in JVC wafer fabrication factory.

                  For those MOSFET, IGBT and FRED products that both JVC and APT US will produce, it is the intention of both parties to take appropriate actions to ensure continuing compatibility between those products so that they can be used interchangeably by customers.

                  It is also LHPE and APT's intention to start the technology transfer program expeditiously after signature of the Licensing and Technology Transfer-Contract.

                  For the MOSFET, IGBT and FRED technology transfer, the technology package will include the information outlined in Exhibit 1.

         6. APT and JVC will enter into a Licensing and Technology Transfer Contract pursuant to which APTE will grant to JVC certain license rights permitting JVC on a nonexclusive basis to make, use and sell in the Pacific Rim Area excluding Japan, Application Specific Power Modules (ASPM's) incorporating Present APT Technology. Present APT


                                      3/11

Technology for Power Modules is also referred to as APTE ASPM technology or APTE Power Module technology.

         7. APTE and JVC will enter into a Licensing and Technology Transfer Contract pursuant to which both parties will cooperate to transfer APTE ASPM technology to JVC factory for production of Application Specific Power Modules (ASPM's).

         It is LHPE and APTE's intention that the technology transfer will include training and practice in APTE factory for JVC engineers and that APTE engineers will be involved, as appropriate, in supporting the trial and pre-production of ASPM's in JVC factory.

         It is also LHPE and APTE's intention to start the technology transfer program expeditiously after signature of the Licensing and Technology Transfer Contract.

         For the ASPM technology transfer, the technology package will include the information outlined in Exhibit 2.

         8. JVC will purchase MOSFET, IGBT and FRED dies from APT US and APT US will authorize JVC to use these dies for assembly in plastic packages and test by JVC and to sell the finished products under JVC brand name in the Pacific Rim Area excluding Japan. This is intended to establish a transition between the date of the signature of the Licensing and Technology Transfer Contract and the date when JVC will be producing MOSFET, IGBT and FRED dies in JVC wafer fabrication factory.

         JVC will purchase ASPM design and production services from APTE to establish a transition between the date of the signature of the Licensing and Technology Transfer Contract and the date when JVC will be designing and producing ASPM's in JVC factory. As part of these services, APTE will produce standard catalog Power Modules for JVC at preferred prices for significant quantities.


                                      4/11

         9. LHPE and APT intend for JVC and APT to cooperate on research and development programs of mutual interest. Such research and development programs will be governed by a Research and Development Contract defined at the mutual convenience of both parties.

         10. APT will assign employees or resources to provide the training of JVC engineers. The training will cover both APT Present Technology for MOSFET, IGBT and FRED and for Power Modules. The training will take place both at APT US and APTE factories, and at JVC factory.

         APT will also support JVC in the various phases of the implementation. of the strategic alliance. This support will cover subjects such as equipment list and specifications, building design and specifications, staffing of JVC in technical personnel. The corresponding assignment of APT employees or resources will be within the limits of the requirements of the Licensing and Technology Transfer Contract and will be limited to 120 APT man-hours. Beyond this number of hours APT will charge JVC on an hourly basis as defined in the Licensing and Technology Transfer Contract.

         The detail of the training program for both APT US MOSFET, IGBT and FRED technology and APTE ASPM technology will be provided in the Licensing and Technology Transfer Contract and is also given in Exhibit 3 and 4.

         For the MOSFET, IGBT and FRED technology, the contract will include an aggregate of [ * ] of APT US man-hours. For the ASPM technology, the contract will include an aggregate of [ * ] of APTE man-hours. The costs associated with the training programs and the support from APT will be paid by JVC, with the exception of the cost of the salaries of the APT employees or resources for the number of man-hours mentioned in this paragraph, and of the cost of 4 trips to JVC, which-will be paid by APT.

         11. APT and JVC will enter into a nonexclusive Distributorship Contract pursuant to which JVC will distribute APT US products in China.

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                      5/11

         12. The financial terms of the Licensing and Technology Transfer Contract between JVC and APT are summarized here under:

         The financial consideration for the MOSFET, IGBT and FRED License is a total of US [ * ] of which US [ * ] at the signature of the License and Technology Transfer Contract, forming the initial technology investment of APT US in the capital of JVC for a 25% ownership in JVC. The balance of US
[ * ] will constitute a second APT technology investment. JVC will pay APT US no royalties on the net sales' and net sales value of MOSFET, IGBT and FRED products sold and used by JVC.

         The Licensing and Technology Transfer Contract comprehends specific milestones and associated financial considerations to APT US for the transfer of APT MOSFET, IGBT and FRED technology, as follows:

         MILESTONES                                                      AMOUNTS
         - Signature of Agreement                                        [ * ]

         - Transfer of Documentation -- 50%                              [ * ]

         - Phase 1 and Phase 2 training -- 20%                           [ * ]

         - First 22 Functional MOSFET/IGBT/FRED Producted at JVC         [ * ]
           Meeting APT specification and 168 hours HTRB and HTGB
           with characterization report -- 15%

         - Finished products from 3 lots of 20 wafers or 1200V,          [ * ]
           30 or 50A, IGBT at 80% of APT overall yield -- 15%

         The financial consideration for the ASPM License is US [ * ] at the signature of the Licensing and Technology Transfer Contract. JVC will pay APTE no royalties on the net sales and net sales value of ASPM product sold and used by JVC.

         The Licensing and Technology Transfer Contract comprehends specific milestones and associated financial considerations to APTE for the transfer of APTE ASPM technology as follows:

[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                      6/11

         MILESTONE                                                      AMOUNTS
         - Signature of Agreement                                        [ * ]

         - Transfer of Documentation -- 50%                              [ * ]

         - Phase 1 and Phase 2 training -- 20%                           [ * ]

         - First 10 Functional ASPM of one selected type                 [ * ]
           produced at JVC meeting APT specification
           with characterization report--15%

         - 100 units of the ASPM defined by JVC per Exhibit 4 -- 15%     [ * ]

This Master Agreement will be signed in both Chinese and English versions which will be consistent and effective.


Liaoning Huahai Power Electronics Co. Ltd                    Advanced Power Technology, Inc.


By:      S/S                                                 By:      S/S

Name:                                                        Name:
       ----------------------------------                          ------------------------------------

Title:                                                       Title:
       ----------------------------------                          ------------------------------------

Advanced Power Technology Europe SA


By:      S/S

Name:
       ----------------------------------

Title:
       ----------------------------------


[*] = Material has been omitted pursuant to a request for confidential treatment, and such material has been filed separately with the SEC.

                                      7/11

                                    EXHIBIT 1


Information included in the MOSFET, IGBT and FRED technology package:


-        MOSFET Wafer Fabrication Specifications
         -        Lot Traveler
         -        Processing Specifications
         -        Material Specifications
         -        APT Equipment List
         -        Process Control and Inspection Specifications

-        IGBT Wafer Fabrication Specifications
         -        Lot Traveler
         -        Processing Specifications
         -        Material Specifications
         -        APT Equipment List
         -        Process Control and Inspection Specifications

-        FRED Wafer Fabrication Specifications
         -        Lot Traveler
         -        Processing Specifications
         -        Material Specifications
         -        APT Equipment List
         -        Process Control and Inspection Specifications

- Calma Tape and Mask Set Copy for MOSFET Die xxx, IGBT die yyy, and FRED die zzz, or any other existing die as selected by JVC.

-        Design and Inspection
         -        Mask Tooling, Procurement, and Inspection Specifications
         -        Critical Dimension Specifications
         -        Design Rule Specifications

- Access to complete library of additional existing APT MOS V, MOS VI and FRED standard dies through free of charge electronic file transfer or at JVC cost for the corresponding Mask Sets.


                                      8/11

         EXHIBIT 2


Information included in the ASPM technology package:

- For each process step, defined by the list hereunder:
         -        Detailed manufacturing flow chart
         -        Description of each operation
         -        Material Specifications
         -        APTE Equipment List
         -        Process Control and Inspection Specifications

- List of processes:
         -        Thick film on ceramics : screen-printing & firing
         -        Die attach: onto ceramics, DBC, Insulated metal substrates
         - Ultrasonic Wire bonding : for all supports used in die attach process
         -        Die coating
         -        Ceramic substrate attach onto base-plate
         -        Terminals attach
         -        Connecting Printed circuit board onto the power stage
         -        Plastic frame attach
         -        Encapsulant
         -        Resistor trimming

To support the process documentation, APTE will provide JVC with an example of ASPM documentation:
         -        Design file and artworks
         -        Part list and main specifications
         -        Dedicated manufacturing file
         -        Specifications for jigs and test fixtures
         -        Test specification

Access to all standard APTE Power Modules existing documentation


                                      9/11

                                    EXHIBIT 3



For the MOSFET, IGBT and FRED technology, the training will include the following:

Phase 1 - Technology Study

-        JVC study of all documentation described in the Basic Technology
Package.

- Correspondence and visits to fill conceptual understanding gaps with regards to process, design, equipment, or facilities.

- Visits to China by APT engineers or to APT by JVC Engineers can be arranged as required.

Phase 2 - Training of JVC Engineers at APT

-        Plasma Etch/Strip

         -        Equipment installation/start-up/maintenance
         -        Process review and equipment operation

-        Masking & Wet Etch
         -        Process review and equipment operation

-         Ion Implant/Diffusion
         -        Process review and equipment operation

-        Poly Deposition/Metal/P-ECVD
         -        Process review and equipment operation

-        Device Design
         -        Critical process steps and design rules

-        Wafer Probe
         -        Test programs review

-        Reliability
         -        HTRB & HTGB Bum-In Review

Phase 3 - Process fine-tuning at JVC Facility

-        Visits to China by APT engineers will be arranged as required.


                                     10/11

                                    EXHIBIT 4


For the ASPM technology, the training will include the following:

Phase 1 - Technology study

-        JVC study of all documentation described in the Basic Technology
Package.

- Correspondence and visits to fill conceptual understanding gaps with regards to process, design, equipment, or facilities.

- Visits to China by APTE engineers or-to APTE by JVC Engineers can be arranged as required.

Phase 2 - Training of JVC Engineers at APTE

- ASPM design:

Design review of the ASPM product provided as support to the process documentation selected as per Exhibit 2

Design of an ASPM product defined by JVC
         -        Artworks editing
         -        Tooling description
         -        Parts list
         -        Test specification

- Manufacturing file:
         -        Manufacturing flow chart description
         -        Manufacturing instructions
         -        Tooling (manufacturing and testing)

Phase 3 - Process Fine-tuning at JVC Facility

-        Visits to China by APTE engineers will be arranged as required.


                                     11/11